EXHIBIT 23.3


                        Consent of Nottage, Miller & Co.

We hereby consent to the inclusion of references to our law firm in the Prospectus constituting a part of the Registration Statement on Form S-1 of Advanced Viral Research Corp. (File No. 333-70253).



                                            /s/ Nottage, Miller & Co.
                                            -------------------------------
                                            Nottage, Miller & Co.
April 27, 1999